UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 25, 2025

TENON MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41364	45-5574718
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

104 Cooper Court
Los Gatos, CA	95032
(Address of principal executive offices)	(Zip Code)

(408) 649-5760

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TNON	The Nasdaq Stock Market LLC
Warrants	TNONW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Registered Direct Offering and Concurrent Private Placement

On March 25, 2025, Tenon Medical, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Purchaser”), pursuant to which the Company agreed to issue to the Purchaser, (i) in a registered direct offering (x) 615,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and (y) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 656,500 shares of Common Stock (the “Pre-Funded Warrants Shares”), and (iii) in a concurrent private placement, common warrants (the “Common Warrants”) to purchase an aggregate of 1,271,500 shares of Common Stock (the “Common Warrant Shares”), with an exercise price of $2.00. Such registered direct offering and concurrent private placement are collectively referred to in this Current Report on Form 8-K as the “Offerings.”

The Offerings closed on March 27, 2025 and the Company received aggregate gross proceeds from the Offerings of approximately $2.54 million, before deducting placement agent fees and other offering expenses payable by the Company. The Shares, Pre-Funded Warrants and the shares of Common Stock underlying the Pre-Funded Warrants are being offered by the Company pursuant to a shelf registration statement on Form S-3 (File No. 333-271648), which was declared effective by the Securities and Exchange Commission (the “Commission”) on May 17, 2023 (as amended from time to time, the “Registration Statement”). The Common Warrants are being issued in a concurrent private placement and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder. The Common Warrants are exercisable immediately, and will expire on the fifth anniversary of the date of issuance.

Pursuant to the terms of the Purchase Agreement, until 60 days following the date of effectiveness of the Resale Registration Statement defined in the Warrant Inducement Agreement entered into by the Company on March 11, 2025, the Company has agreed not to issue (or enter into any agreement to issue) any shares of Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement), subject to certain exceptions, provided, however, that the prohibition on “at the market offerings” shall expire fifteen (15) days following the closing date of the Offerings (the “Closing Date”).

A.G.P./Alliance Global Partners acted as the exclusive placement agent (the “Placement Agent”) on a “reasonable best efforts” basis, in connection with the Offerings pursuant to that certain placement agency agreement, dated March 25, 2025 (the “Placement Agency Agreement”), by and between the Company and the Placement Agent. Pursuant to the Placement Agency Agreement, the Placement Agent will received a cash fee of 7.0% of the aggregate gross proceeds paid to the Company for the securities sold in the Offerings, and reimbursement of certain out-of-pocket expenses up to a maximum of $50,000.

In addition, pursuant to the terms of the Placement Agency Agreement, if the Company, within six (6) months after the Closing Date, effects a sale of any securities with a party brought “over-the-wall” by the Placement Agent in connection with the Offerings, the Company will pay to the Placement Agent the same consideration that the Placement Agent received in the Offerings, upon the completion of such transaction.

Pursuant to the Purchase Agreement, the Company agreed to file a resale registration statement on Form S-1 or Form S-3 (the “Resale Registration Statement”) to register the resale of the Common Warrant Shares as soon as practicable (and in any event within 30 calendar days following the date of the Purchase Agreement), and to use commercially reasonable efforts to have the Resale Registration Statement declared effective by the Commission and to keep such registration statement effective at all times until the Purchasers no longer owns any Common Warrants or Common Warrant Shares. The Company intends to register the Common Warrant Shares and the Placement Agent Warrant Shares on the Resale Registration Statement.

The foregoing summaries of the Offerings, including the securities to be issued in connection therewith, the forms of Placement Agency Agreement, Common Warrants, Pre-Funded Warrants and Purchase Agreement, do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents, copies of which are attached hereto as Exhibits 1.1, 4.1, 4.2, and 10.1, respectively, and are each incorporated herein by reference.

An opinion of Sichenzia Ross Ference Carmel LLP regarding the validity of the Shares being issued and sold in the registered direct offering is filed as Exhibit 5.1.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure regarding the Common Warrants and the Common Warrant Shares set forth under Item 1.01 is incorporated by reference into this Item 3.02. Such disclosure includes, but is not limited to, the fact that the Common Warrants and the Common Warrant Shares are being issued in a private placement transaction and have not been registered under the Securities Act and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder.

Item 8.01. Other Events.

On March 25, 2025, the Company issued a press release announcing the pricing of the Offerings described in Item 1.01 to this Current Report on Form 8-K, a copy of which is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Placement Agency Agreement, dated March 25, 2025, by and between Tenon Medical, Inc. and A.G.P./Alliance Global Partners, LLC
4.1	Form of Common Warrant
4.2	Form of Pre-Funded Warrant
5.1	Opinion of Sichenzia Ross Ference Carmel LLP
10.1	Form of Securities Purchase Agreement, dated as of March 25, 2025, by and between the Company and the purchasers listed on the signature pages thereto
23.1	Consent of Sichenzia Ross Ference Carmel LLP (included in Exhibit 5.1)
99.1	Press release issued by Tenon Medical, Inc., dated March 25, 2025 (pricing of the offering)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2025	TENON MEDICAL, INC.
(Registrant)

	By:	/s/ Steven M. Foster
	Name:	Steven M. Foster
	Title:	Chief Executive Officer and President

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